Exhibit 99.1

Streamline Health® Improves Liquidity Position and Appoints New Directors

Streamline expects $4.5 million of additional liquidity will enable achievement of previously announced adjusted EBITDA breakeven of $15.5 million of installed SaaS ARR during the second half of fiscal 2024

●	Expanded board of directors with appointment of CEO Benjamin Stilwill and Matthew Etheridge
●	Closed private placement of unsecured subordinated notes and warrants and private placement of common stock resulting in aggregate gross proceeds of approximately $4.5 million
●	Modified existing senior loan covenants

Atlanta, GA – February 7, 2023 – Streamline Health Solutions, Inc. (NASDAQ: STRM) (“Streamline” or “the Company”), a leading provider of solutions that enable healthcare providers to improve financial performance, announced today that it has entered into a securities purchase agreement with accredited investors in a private placement of unsecured subordinated notes and warrants and issued common stock to a single accredited investor in a private placement, for aggregate gross proceeds of approximately $4.5 million. The Company also announced the appointment of two new members to serve on the board of directors of the Company.

Appointment of New Directors

The Company announced the appointment of CEO Benjamin Stilwill and Matthew Etheridge to its board of directors, effective February 7, 2024.

Mr. Stilwill has been an employee of Streamline since 2013 and has served as the Company’s CEO since October 2024. Prior to his appointment as CEO in October 2024, Mr. Stilwill held various senior roles across the organization, including as President of the Company and as CEO of the Company’s eValuator business. Prior to joining Streamline Health, Mr. Stilwill was a financial analyst in BMO Capital Markets’ M&A Practice. Mr. Stilwill holds an Executive MBA from Villanova University and a Bachelor of Arts degree in Economics from DePauw University.

Matthew W. Etheridge is a private investor with over 20 years of investment management experience, with a primary focus on healthcare services and information technology. Previously, Mr. Etheridge was a Managing Partner of Perry Capital LLC, a private investment management firm, where he was Co-Portfolio Manager of the firm’s healthcare group, which managed public and private investments in healthcare and other industries. Prior to joining Perry Capital in 2001, Mr. Etheridge was an investment analyst for Stanford Management Company, the investment manager of Stanford University’s endowment. Prior to joining Stanford Management in 1997, Mr. Etheridge was a consultant with McKinsey & Company. Mr. Etheridge received his J.D. from Stanford Law School and his A.B. in Economics from Stanford University. Mr. Etheridge currently serves on the boards of Lightbeam Health Solutions, Conversio Health, and Healthmine. He previously served on the boards of Universal American Corp, naviHealth, and S.A.C. Re.

“I am thrilled to welcome these talented leaders to Streamline’s board. I believe Mr. Etheridge’s demonstrated track record of supporting leading healthcare technology businesses and wide-ranging experience will add significant value as Streamline continues its evolution,” said Tee Green, Executive Chairman. “Similarly, Mr. Stilwill’s leadership within Streamline has enabled the Company to provide significant value to its clients and led to key advancements of the Company’s team members.”

“I look forward to partnering with my fellow board members and Streamline’s leadership team to maximize the value of the Company and advance its mission to ensure our nation’s health systems are accurately paid for all of the care they provide,” said Mr. Etheridge.

Private Placements of Debt and Equity Securities

The Company announced the closing of a private placement of unsecured subordinated promissory notes (the “Notes”) in the aggregate principal amount of $4.4 million and warrants with a strike price of $0.38 (the “Warrants”) to purchase up to an aggregate of 4,052,631 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to certain accredited investors. The Company also announced the closing of a private placement of Common Stock to a single accredited investor for aggregate gross proceeds of approximately $100,000 (collectively, the “Private Placements”). The Private Placements closed on February 7, 2024.

In connection with closing of the Private Placements, the Company also announced it had entered into a modification to its existing senior credit facility with Western Alliance Bank to amend certain financial covenants and thresholds.

The Company expects the proceeds from the Private Placements will be sufficient to achieve the previously announced adjusted EBITDA breakeven run rate of $15.5 million of installed SaaS ARR, which it reiterated is expected to occur during the second half of fiscal 2024.

Additional details regarding the Private Placements will be included in a Form 8-K to be filed by the Company with the Securities and Exchange Commission (“SEC”).

The Notes, the Warrants and the Common Stock described above were offered in private placements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder and, along with the Common Stock underlying the Warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the Notes, the Warrants, the Common Stock and the Common Stock underlying the Warrants may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements and in accordance with applicable state securities laws. The securities were offered and sold to “accredited investors” as that term is defined in Rule 501(a) under the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Management Commentary

“I look forward to working alongside our board and talented team members as we accelerate Streamline’s growth,” stated Benjamin Stilwill, Chief Executive Officer. “Our improved liquidity position will allow the business to continue supporting our healthcare system clients through our unique pre-bill revenue cycle solutions.”

About Streamline Health

Streamline Health Solutions, Inc. (Nasdaq: STRM) enables healthcare organizations to proactively address revenue leakage and improve financial performance. We deliver integrated solutions, technology-enabled services and analytics that drive compliant revenue leading to improved financial performance across the enterprise. For more information, visit www.streamlinehealth.net

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s growth prospects, improved liquidity position, expectations regarding installed SaaS ARR and Adjusted EBITDA, results of investments in sales and marketing, success of future products and related expectations and assumptions. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog and Booked SaaS ACV, the ability of the Company to achieve Adjusted EBITDA targets, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, the effects of cost-containment measures implemented by the Company, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contact

Jacob Goldberger

Vice President of Finance

303.887.9625

jacob.goldberger@streamlinehealth.net